UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

CAMDEN NATIONAL CORPORATION
(Exact name of Registrant as specified in charter)

MAINE	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Camden National Corporation issued a press release on December 30, 2008, which is attached as Exhibit 99.1, declaring a quarterly dividend of $0.25 per share payable on January 30, 2009 for shareholders of record on January 15, 2009.

The full text of the press release in attached as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01.     Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

	Exhibit No.	Description

	99.1	Dividend Press Release issued by Camden National Corporation on December 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Deborah A. Jordan	Date: December 30, 2008
Deborah A. Jordan
Chief Financial Officer and Principal Financial & Accounting Officer

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